Exhibit 99.1

The Rouse Company

Five Year Historical Funds From Operations and Net Earnings

The Company uses Funds From Operations, in addition to net earnings, to report its operating results.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes over time as reflected through depreciation and amortization expenses.  The Company believes that the value of real estate assets does not diminish predictably over time, as historical cost accounting implies, and instead fluctuates due to market and other conditions.  Accordingly, the Company believes FFO provides investors with useful information about our operating performance because it excludes depreciation and amortization expenses.  In addition, FFO was created and is used by the real estate industry as a standard.  The Company uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts (NAREIT).  Accordingly, FFO is defined as net earnings (computed in accordance with accounting principles generally accepted in the United States of America), excluding gains (losses) on depreciated operating properties and depreciation and amortization expenses.  FFO is not a liquidity measure and should not be considered as an alternative to cash flows or as an indicator of cash available for distributions.  It also should not be considered an alternative to net earnings, as determined in accordance with GAAP, as an indication of the Company’s financial performance.  Prior to January 1, 2003, the Company used Funds From Operations from Recurring Activities as a supplemental performance measure.  The Company is presenting this measure solely to assist investors in understanding the differences between FFO and the supplemental performance measure reported in prior periods.

The following tables present for the periods shown a reconciliation of Net Earnings to Funds From Operations (as defined by NAREIT) and Funds From Operations from Recurring Activities (as presented by the Company prior to January 1, 2003).

The Rouse Company

Reconciliation of Net Earnings to Funds From Operations

(in thousands, except per share data)

	Years ended December 31,
	2002	2001	2000	1999	1998

Operating Results Data

Net earnings

$

139,851

$

110,706

$

170,485

$

135,297

$

104,902

Cumulative effect of change in accounting principle

—

411

—

—

4,629

Net losses (gains) on operating properties

(37,024

)

432

(33,150

)

(44,029

)

(7,792

)

Depreciation and amortization

182,167

145,356

122,965

127,763

99,554

Funds From Operations

284,994

256,905

260,300

219,031

201,293

Other provisions and losses, net:

Provision for organizational changes, including early retirement and related costs	21,816	—	—	11,338	—

Net losses (gains) on early extinguishment of debt

8,208

696

(2,200

)

5,879

(3,626

)

Impairment loss of MerchantWired

11,623

—

—

—

—

Gain on foreign exchange derivative

(1,134

)

—

—

—

—

Net other

2,993

748

—

—

—

Deferred income taxes

28,755

25,402

2,623

6,487

9,003

Funds From Operations from Recurring Activities

$

357,255

$

283,751

$

260,723

$

242,735

$

206,670

Per Share Data

Diluted per share information

Net earnings

$

1.47

$

1.40

$

2.24

$

1.69

$

1.34

Funds From Operations

$

3.08

$

3.39

$

3.40

$

2.76

$

2.64

Data for computation of:

Net Earnings Per Share (Diluted)

Net earnings

$

139,851

$

110,706

$

170,485

$

135,297

$

104,902

Dividends on unvested common stock awards and other

(860

)

(502

)

(321

)

(909

)

(427

)

Interest on convertible subordinated debentures

—

—

—

3,222

—

Dividends on convertible Preferred stock

(12,150

)

(12,150

)

(12,150

)

(12,150

)

(12,150

)

Interest on convertible property debt

—

—

3,076

2,820

—

Adjusted net earnings

$

126,841

$

98,054

$

161,090

$

128,280

$

92,325

Weighted-average shares outstanding

84,954

68,637

69,475

71,705

67,874

Dilutive securities:

Options, unvested common stock awards and other

1,492

1,057

659

563

985

Convertible subordinated debentures

—

—

—

1,931

—

Convertible property debt

—

—

1,930

1,588

—

Adjusted weighted-average shares used in computation

86,446

69,694

72,064

75,787

68,859

Funds From Operations Per Share (Diluted)

Funds From Operations

$

284,994

$

256,905

$

260,300

$

219,031

$

201,293

Dividends on unvested common stock awards and other

(293

)

(196

)

(321

)

(909

)

(427

)

Interest on convertible subordinated debentures

—

—

—

3,222

7,328

Interest on convertible property debt

1,012

3,076

3,076

2,820

—

Adjusted Funds From Operations

$

285,713

$

259,785

$

263,055

$

224,164

$

208,194

Weighted-average shares outstanding

84,954

68,637

69,475

71,705

67,874

Dilutive securities:

Options, unvested common stock awards and other

1,793

1,144

659

563

1,064

Convertible subordinated debentures

—

—

—

1,931

4,500

Convertible Preferred stock

5,310

5,310

5,310

5,310

5,310

Convertible property debt

700

1,608

1,930

1,588

—

Adjusted weighted-average shares used in computation

92,757

76,699

77,374

81,097

78,748

Reconciliation of Net Earnings to Funds From Operations

(in thousands, except per share data)

	2002 quarter ended
	December 31	September 30	June 30	March 31

Operating Results Data
Net earnings

$

(5,300

)

$

32,299

$

98,149

$

14,703

Net losses (gains) on operating properties

39,619

(161

)

(75,368

)

(1,114

)

Depreciation and amortization

58,734

44,229

42,255

36,949

Funds From Operations

93,053

76,367

65,036

50,538

Other provisions and losses, net:

Provision for organizational changes, including early retirement and related costs	13,199	8,617	—	—

Net losses on early extinguishment of debt

2,289

—

588

5,331

Impairment loss of MerchantWired

—

—

10,169

1,454

Loss (gain) on foreign exchange derivative

—

—

(9,296

)

8,162

Net other

593

2,400

—

—

Deferred income taxes

6,710

9,419

7,168

5,458

Funds From Operations from Recurring Activities

$

115,844

$

96,803

$

73,665

$

70,943

Per Share Data

Diluted per share information

Net earnings

$

(.10

)

$

.33

$

1.04

$

.14

Funds From Operations

$

1.00

$

.82

$

.69

$

.57

Data for computation of:

Net Earnings Per Share (Diluted)

Net earnings

$

(5,300

)

$

32,299

$

98,149

$

14,703

Dividends on unvested common stock awards and other

(197

)

(254

)

(134

)

(231

)

Dividends on convertible Preferred stock

(3,036

)

(3,038

)

—

(3,038

)

Interest on convertible property debt

—

—

456

—

Adjusted net earnings

$

(8,533

)

$

29,007

$

98,471

$

11,434

Weighted-average shares outstanding

86,287

86,222

85,906

81,329

Dilutive securities:

Options, unvested common stock awards and other

—

1,643

2,123

1,258

Convertible Preferred stock

—

—

5,310

—

Convertible property debt

—

—

1,324

—

Adjusted weighted-average shares used in computation

86,287

87,865

94,663

82,587

Funds From Operations Per Share (Diluted)

Funds From Operations

$

93,053

$

76,367

$

65,036

$

50,538

Dividends on unvested common stock awards and other

(97

)

(151

)

(134

)

(159

)

Dividends on convertible Preferred stock

—

—

—

(3,038

)

Interest on convertible property debt

—

—

456

555

Adjusted Funds From Operations

$

92,956

$

76,216

$

65,358

$

47,896

Weighted-average shares outstanding

86,287

86,222

85,906

81,329

Dilutive securities:

Options, unvested common stock awards and other

1,558

1,908

2,123

1,442

Convertible Preferred stock

5,310

5,310

5,310

—

Convertible property debt

—

—

1,324

1,400

Adjusted weighted-average shares used in computation

93,155

93,440

94,663

84,171